Fourth Quarter 2025 & Full Year 2025 Earnings Presentation Exhibit 99.2

Disclaimer   This disclaimer applies to this document and the verbal comments of any person presenting it. This presentation, together with any such oral or written comments, is referred to herein as the “Presentation.” Forward-Looking Statements This Presentation relating to Millrose Properties, Inc. (“Millrose,” “we,” “our,” “us,” “MRP,” or the “Company”) contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about Millrose’s plans, strategies and objectives, as well as statements about Millrose’s business (including MPH Parent, LLC (“MPH Parent”), Millrose Properties Holdings, LLC (“Millrose Holdings”), Millrose Properties SPE LLC and any of the other Millrose subsidiaries), and Millrose’s future plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may”, “can”, “shall”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue” or other similar words or the negatives thereof intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Presentation include statements regarding: Millrose’s plans and objectives for future operations, including plans and objectives relating to the future growth of our business and our homesite option platform; the availability of capital at any given time to finance the various endeavors, projects and acquisitions that are expected or planned for Millrose, as well as the availability of capital that needs to be reserved for specified uses (whether contractually or by law); expectations about the quality and value of our homesites and the existence of any liabilities attached to the homesites, and the adequacy of the protection, including our counterparties’ indemnification of Millrose in connection with the land assets acquired under the counterparty agreements; expectations and assumptions regarding our ongoing relationships with counterparties, including expectations that counterparties will fully perform their obligations under existing agreements, and timely exercise their purchase option; our expected business, operations and financial position; expectations and assumptions regarding our industry, the real estate markets or the economy, including statements regarding the competitive landscape; the possibility of providing our homesite option platform and continuing our expansion to new counterparties, and the nature of any such future arrangements; any expected use, development or sale of land assets that we have acquired or may acquire in the future; expectations and assumptions around our relationship with our external manager, Kennedy Lewis Land and Residential Advisors LLC, an affiliate and wholly-owned subsidiary of Kennedy Lewis Investment Management LLC; our status as a real estate investment trust (“REIT”) and MPH Parent’s, RCH Holdings, Inc.’s, and Millrose Holdings’ status as taxable REIT subsidiaries (“TRSs”); expectations around ownership limits of our common stock; expectations and assumptions around our source of revenues, expected income, ability to secure financing or incur and repay indebtedness, and ability to comply with restrictions contained in our debt covenants; and other forward-looking statements, are all based on currently known or available information, which may not be indicative of future results (particularly as we are a recently formed company and have had limited historical operations as a standalone company), as well as assumptions and expectations that involve numerous risks and uncertainties. All forward-looking statements included in this Presentation are qualified in their entirety by, and should be read in the context of, the risk factors and other factors disclosed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov. Assumptions relating to these statements involve judgments with respect to, among other things, future macroeconomic, competitive and market conditions, future land values, future business decisions, future environmental conditions and relationships with our counterparties, all of which are difficult or impossible to accurately predict and many of which are beyond our control. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. The forward-looking statements contained in this Presentation reflect our views as of the date of this Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by Millrose or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Disclaimer (Cont’d) Industry and Market Information This Presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company’s internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this Presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. Basis of Presentation The financial information presented herein (i) for the periods prior to the February 7, 2025 spin-off from Lennar (the “Spin-Off”) is that of the business assets that were spun off to Millrose (the “Predecessor Millrose Business”) and is derived from the consolidated financial statements and accounting records of Lennar, and (ii) for the periods after the February 7, 2025 Spin-Off is that of Millrose and its subsidiaries. Millrose was formed on March 19, 2024 and has operated as an independent company since the Spin-Off on February 7, 2025. The Predecessor Millrose Business financial statements reflect the expenses directly attributable to the Predecessor Millrose Business, and, land inventory assets and liabilities included in the Spin-Off, at Lennar’s historical basis. The financial statements of the Predecessor Millrose Business may not be indicative of Millrose’s future performance as an independent, publicly traded company following the Spin-Off and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had Millrose operated as a separate, publicly traded company during the periods presented. The financial information of the Predecessor Millrose Business prior to the Spin-Off also presents a combination of entities under common control that have been “carved out” from Lennar’s consolidated financial statements. Historically, financial statements of the Predecessor Millrose Business have not been prepared as it was not operated separately from Lennar. This financial information reflects the expenses of the Predecessor Millrose Business and includes certain assets and liabilities that have been included in the Spin-Off, which have been reflected at Lennar’s historical basis. Non-GAAP Measures This Presentation contains both financial measures prepared and presented in accordance with generally accepted accounting principles (“GAAP”) and non-GAAP financial measures, such as Invested Capital and Adjusted Funds from Operations (“AFFO”), which are measurements of financial performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as substitutes for data prepared and presented in accordance with GAAP. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for the other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see “Appendix” within the Presentation for reconciliation of the non-GAAP financial measures included in this Presentation to our most directly comparable financial measure calculated and presented in accordance with GAAP.

Full Year 2025 Highlights Investment Activity Financing Activity $5.5bn2 Total Net Acquisition & Development $3.4bn3 Total Net Takedowns 31,5754 Homesites Delivered 11.0% Weighted Average Yield on Non-MPA Acquisitions as of 12/315 15 Counterparties6 0 Number of Terminations $2.4bn1 Invested Capital outside of Master Program Agreement (MPA) $1.335bn Revolving Credit Facility Executed revolving credit facility with bank group prior to Spin-Off, providing flexible liquidity for invested capital growth Initial Credit Ratings Received rating from Fitch (BBB-), S&P (BB), and Moody’s (Ba2) ahead of unsecured notes offerings $1.25bn & $750m Senior Notes Raised $2 billion of unsecured debt capital, issuing $1.25bn of 6.375% Senior Notes due 2030 and $750m of 6.25% Senior Notes due 2032 +90bps increase 2025 Dividend 8.5% 7.6% Portfolio Weighted Average Yield 1. Represents Invested Capital, which is a non-GAAP metric. Please reference reconciliation table in the Appendix. 2. Land acquisition shown net of deposits received for total portfolio, including Lennar 3. Reduction in investment balance from homesite sales pursuant to the option agreements of the entire portfolio, including Lennar; takedowns are net of deposit credits adjusted for non-option earning deposits. 4. Represents total homesites delivered to homebuilders across entire portfolio, including Lennar but excluding development loans. 5. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes three-month term SOFR rate as of 9/26/25 6. Total portfolio, including Lennar 7. Non-GAAP metric, please reference reconciliation table in the Appendix. 8. Represents annualized AFFO divided by quarter-end shareholder’s equity of $5.9 billion 9. Represents a normalized quarterly basis; the actual dividend paid was $0.38. +50bps increase 9.2%5 8.7%5 +16% increase $0.75 $0.659 AFFO7 Yield on Equity8

Fourth Quarter 2025 Results Financial Portfolio Liquidity & Capitalization Net income of $122.2m, or $0.74 per share Adjusted Funds From Operations (AFFO)1 of $125.6m, or $0.76 per share Increase of $0.02 per share, or 3%, compared to prior quarter driven by an increase in Invested Capital outside of the Lennar Master Program Agreement Q4 quarterly dividend of $124.5m, or $0.75 per share Funded $1.3B for land acquisition and development and received net takedown proceeds of $1.0B, of which we received $651m2 in takedown proceeds under Lennar MPA Increased invested capital outside of Lennar MPA by $550m resulting in 2.4B4 with a weighted average yield of 11.0%3 as of 12/31 Total assets of $9.3B and net investment balance of $8.5B4 (net of non-option earning deposits & other reductions) as of 12/31 As of December 31, 2025: Total liquidity of $1.3bn comprised of cash on hand and revolving credit facility capacity $1.250bn and $750m outstanding on two tranches of Senior Notes, which offerings closed in August and September, respectively $110m outstanding on revolving credit facility 1. Non-GAAP metric; please reference reconciliation table in the Appendix. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. GAAP reported gross takedowns included in Inventory less associated deposit liability on the Company’s balance sheet 3. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes three-month term SOFR rate as of 9/26/25 4. Represents Invested Capital, which is a non-GAAP metric. Please reference reconciliation table in the Appendix.

Q4 2025 Financial Overview December 31, 2025 Option Fee Revenues $179.5m Development Loan Income $10.0m Management Fee Expense ($27.8m) Stock-Based Compensation Expense ($0.3m) Provision for Credit Loss Expense ($0.7m) Income From Operations $160.7m Interest Income $2.3m Interest Expense ($35.2m) Income Tax Expense ($5.5m) Other Expenses ($0.1m) Net Income Per Share $122.2m $0.74 Adjusted Funds From Operations (AFFO)1 Per Share $125.6m $0.76 Dividend Per Share $124.5m $0.75 $179m revenue from Option Fees and Development Loan Income $27.8m Management Fee Expense, equal to 1.25% of gross tangible assets Q4 GAAP net income of $122.2m, and AFFO1 of $125.6m, or $0.76 per share 1. Non-GAAP metric; please reference reconciliation table in the Appendix. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. Represents annualized AFFO divided by quarter-end shareholder’s equity of $5.9 billion. Represents 8.5% AFFO yield on equity2 (annualized basis)

Book Value per Share Roll-Forward Quarterly dividend of $124.5m, or $0.75 per share Annualized dividend yield increased ~20bps compared to prior quarter MRP intends to distribute 100% of AFFO1 back to shareholders in the form of dividends $35.29 +$0.74 -$0.75 $35.28 Represents 8.4% dividend yield on equity2 1. Non-GAAP metric; please reference reconciliation table in the Appendix. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. Represents annualized dividend divided by the average shareholder’s equity for the current and prior quarter. Net Income per share

8 Millrose is currently capitalized with $2.0B Senior Notes and $0.1B outstanding on revolver, on $9.3B of total assets Ample liquidity of ~$1.3B revolving credit facility capacity and cash Conservative leverage profile of 26% Debt to Capitalization CAPITALIZATION Significant asset base and extensive liquidity with a flexible capital structure as of 12/31 ($B) Note: Data as of December 31, 2025 1. Liquidity as of 9/30/25 includes $243M in cash and $1.3B remaining revolving credit facility capacity. 2. Liquidity as of 12/31/25 includes $35M in cash and $1.3B remaining revolving credit facility capacity. 3. Calculated as total debt divided by total debt and equity. As of 12/31 2 Conservative Leverage Profile Total Assets Corporate Debt Total Liquidity2 Debt to Capitalization3 $2.1B 26% $9.3B $1.3B As of 9/30 1

1. GAAP reported gross takedowns included in Inventory on the Company’s balance sheet. 2. GAAP reported gross takedowns included in Inventory less associated deposit liability on the Company’s balance sheet 3. Capital deployed includes new deals as well as development funding. Continuous Capital Redeployment Strategy in Action Millrose received $1,035M1 in total takedown proceeds ($990M2 net of deposit) for the quarter ended December 31, 2025. These proceeds, coupled with $110m drawdown on the revolving credit facility, have been redeployed into new acquisitions with Lennar and other customers Majority of takedown proceeds from Lennar were redeployed into new Lennar opportunities Acquisition Financing (Revolving Credit Facility Draw) Proceeds from Takedowns 3 3

Invested Capital by Customer Category – Q4 2025 Key Portfolio Metrics In millions Lennar Master Program Agreement Other Agreements Total Invested Capital as of 9/301,4 $6,336 $1,818 $8,153 Takedown Proceeds2 ($885) ($139) ($1,024) Land Acquisition and Development Funding3 $651 $689 $1,340 Invested Capital as of 12/314 $6,102 $2,368 $8,470 Wtd. Avg Yield as of 12/315 8.5% 11.0% 9.2% Implied Quarterly Income Run Rate as of 12/316 $131 $65 $196 Wtd. Avg Remaining Life as of 12/317 3.3 years 2.0 Years 3.0 Years Wtd. Avg Maturity as of 12/318 64 Months 35 Months 57 Months Strong demand for the platform, resulting in $1.3B in land acquisition and development funding in Q4 Outside of the Lennar Master Program Agreement, Invested Capital increased $550m to $2,368m Total weighted average yield increased 10bps compared to prior quarter 1. Homesite inventory less non-option earning deposits, net deferred tax liability and other holdbacks 2. Reduction in investment balance from homesite sales pursuant to the option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits. 3. Land acquisition shown net of deposits received 4. Non-GAAP metric, please reference reconciliation table in the Appendix; Totals may not foot due to rounding 5. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes three-month term SOFR rate as of 9/26/25 6. Calculated by taking Invested Capital balance at end of period multiplied by weighted average yield as of quarter end, adjusted for number of days in Q4 7. Calculated by taking weighted average life per each community weighted by investment balance 8. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.

Invested Capital by Customer Category - Full Year 2025 Key Portfolio Metrics In millions Lennar Master Program Agreement Other Agreements Total Invested Capital as of 2/101,4 $6,408 - $6,408 Takedown Proceeds2 ($3,168) ($255) ($3,423) Land Acquisition and Development Funding3 $2,862 $2,623 $5,485 Invested Capital as of 12/314 $6,102 $2,368 $8,470 Wtd. Avg Yield as of 12/315 8.5% 11.0% 9.2% Implied Annual Income Run Rate as of 12/316 $519 $260 $779 Wtd. Avg Remaining Life as of 12/317 3.3 years 2.0 Years 3.0 Years Wtd. Avg Maturity as of 12/318 64 Months 35 Months 57 Months 1. Homesite inventory less non-option earning deposits, net deferred tax liability and other holdbacks 2. Reduction in investment balance from homesite sales pursuant to the option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits 3. Land acquisition shown net of deposits received 4. Non-GAAP metric, please reference reconciliation table in the Appendix; Totals may not foot due to rounding 5. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes three-month term SOFR rate as of 9/26/25 6. Calculated by taking Invested Capital balance at end of period multiplied by weighted average yield as of 12/31/25. 7. Calculated by taking weighted average life per each community weighted by investment balance 8. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance. Strong demand for the platform, resulting in $5.5B in land acquisition and development funding in 2025 Outside of the Lennar Master Program Agreement, Invested Capital increased $2.4bn driven by $2.6bn in land acquisition and development funding Total portfolio weighted average yield increased 50bps

Invested Capital Growth Continued diversification outside of Lennar Master Program Agreement evidenced by $2.4bn growth in invested capital1 with 14 distinct counterparties outside of Lennar by 12/31/25 Net Funding In millions 1. Invested capital outside of Lennar Master Program Agreement 2. Total counterparties includes Lennar. 1 2

142,139 Current Homesites1 933 Total Communities1 30 Total States ~$9.2B Total Land Assets2 ~$5.9B Shareholders Equity 9.2% Weighted Average Yield ~$16.1B Takedown Proceeds 26% Debt to Capitalization3 ~$1.3B Liquidity4 1. Total homesites as of 12/31/2025 excluding homesites associated with investments in development loans 2. Homesites under option contracts and other related assets as of 12/31/25 on consolidated balance sheet 3. Calculated as total debt divided by total debt and equity. 4. Liquidity as of 12/31/25 includes $35M in cash and $1.3B remaining revolving credit facility capacity. PLATFORM SNAPSHOT (as of 12/31/2025) Millrose at a Glance State Homesites Takedown Proceeds ($B) % of Total Proceeds 1 California 13,345 $ 3.4 21.1% 2 Texas 37,548 2.9 18.2 3 Florida 20,526 1.9 12.1 4 South Carolina 9,554 1.0 6.4 5 North Carolina 5,227 0.8 4.9 6 Oklahoma 10,486 0.7 4.3 7 Maryland 4,578 0.6 3.6 8 Colorado 3,735 0.5 3.3 9 Arizona 4,483 0.5 3.2 10 Virginia 3,114 0.4 2.7 Top 10 Subtotal 112,596 $ 12.8 79.8 % Remaining 29,543 3.3 20.2 % Total 142,139 $ 16.1 100.0 % TOP 10 STATES BY ESTIMATED TAKEDOWN PROCEEDS

Illustrative Pathway to Continued AFFO1 Growth 1. Non-GAAP metric. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. Represents a component of Invested Capital, which is a non-GAAP metric. Please reference reconciliation table in the Appendix. 3. Annualized based on LQA Q4 2025 AFFO. 4. Based on basic weighted average common shares outstanding as of 12/31/25. 5. Assumes 5.7% interest rate on $1.3B of new debt. 6. Assumes effective tax rate of ~5.1% 7. Assumes new equity raised at YE 2025 book value for illustrative purposes. 8. Does not factor in deployment of takedown proceeds. MRP increased invested capital by $2.1B2 in 2025, driven by $2.6B2 of net acquisition and development funding outside of the Lennar Master Program Agreement. Similar deployment volumes are expected in 2026, which should lead to meaningful AFFO1 growth Negative impact to AFFO $3.00 AFFO / Share4 $3.30 AFFO / Share7 6 Positive impact to AFFO +10.0% YoY $2B in net new capital deployed at 11% yields (as compared with 2025 net new deployment of $2.4B2 in Other Agreements) $1B in net new capital deployed at 11% yields would equate to $537M in AFFO1 (7.8% annual AFFO1 growth) 8 3 5 1 1

New Home Inventory is Beginning to Recalibrate as Builders Exhibit Production Discipline Single family housing starts have moderated Builders are adjusting to market conditions with units under construction falling Source: Census Bureau, Evercore ISI Research In thousands In thousands Source: US Census Bureau, US Department of Housing and Urban Development, retrieved from FRED, Federal Reserve Bank of St. Louis.

Affordability Improvement Source: John Burns Research and Consulting, LLC (Data: Published Jan 2026) Calculated monthly mortgage payment is Principal & Interest only, and assumes a 20% down payment on 30-year conventional mortgage Monthly New Median Home Price and Monthly Median Household Income from JBREC Monthly Principal and Interest calculated by Millrose

Public Builders Maintain Historically High Margins Despite cyclical headwinds, builders have continued to maintain homesite takedowns and flex margins rather than seek option terminations Large Public Homebuilders Average Gross Margins DHI, KBH, LEN, MTH, NVR, PHM, TMHC, TOL Builders Tracked: DHI, KBH, LEN, MTH, NVR, PHM, TMHC, TOL Sources: Bloomberg; public homebuilder public filings; John Burns Research and Consulting, LLC (Data: Builders’ most recent quarter, Pub: Feb 2026)

Structural Tailwinds Remain within Housing Industry Total Housing Inventory (New Plus Existing) remains historically low Homebuilder Gross & Net Leverage at record lows LT Avg. Source: Census Bureau, NAR, Evercore ISI Research (in thousands) In thousands Source: Company Data, Evercore ISI; Includes: CAA, DHI, KBH, LEN, LGIH, MDC, MHO, MTH, NVR, PHM, TMHC, TOL, TPH Forecast 18% 9%

Appendix

Consolidated Balance Sheet     December 31,     December 31,     2025     2024 Assets               Inventories               Land and land under development   $   —     $   2,978,807 Finished homesites       —         2,486,483 Total inventories       —         5,465,290 Homesites under option contracts       8,872,695         — Development loan receivables, net       328,999         — Cash       35,046         — Other assets       21,367         — Total assets       9,258,107         5,465,290 Liabilities and stockholders’ equity               Accounts payable and accrued expenses       —         282,730 Builder deposits       927,004         — Debt obligations, net       2,112,062         24,188 Development guarantee holdback liability       100,000         — Deferred tax liabilities       77,333         — Other liabilities       185,446         — Total liabilities       3,401,845         306,918 Commitments and contingencies (See Note 9)               Stockholders’ equity             Preferred stock, $0.01 par value, 50,000,000 shares authorized, 0 shares issued at December 31, 2025       —         — Class A common stock, $0.01 par value, 275,000,000 shares authorized, 154,183,686 shares issued at December 31, 2025       1,542         — Class B common stock, $0.01 par value, 175,000,000 shares authorized, 11,819,811 shares issued at December 31, 2025       118         — Predecessor equity       —         5,158,372 Additional paid-in capital       5,873,087         — Distribution in excess of net income       (18,485)       — Total stockholders’ equity       5,856,262         5,158,372 Total liabilities and stockholders’ equity   $   9,258,107     $   5,465,290

Consolidated Statements of Operations   Years ended December 31,       2025     2024     2023   Revenues:             Option fee revenues   $   570,957     $   —     $   —   Development loan income       29,504         —         —   Total revenues       600,461         —         —   Operating expenses:                         Management fee expense       87,751         —         —   Stock-based compensation expense       677         —         —   Provision for credit loss expense       1,005         —         —   Sales, general, and administrative expenses from pre-spin periods       24,960         246,221         209,792   Total operating expenses       114,393         246,221         209,792   Income (loss) from operations       486,068         (246,221)       (209,792) Other income (expense):                         Interest income       7,702         —         —   Interest expense       (91,792)       —         —   Other expenses       (1,605)       —         —   Total other income (expense)       (85,695)       —         —   Net income (loss) before income taxes       400,373         (246,221)       (209,792) Income tax expense       20,509         —         —   Net income (loss)   $   379,864     $   (246,221)   $   (209,792) Adjustment for expenses from pre-spin periods       24,960         —         —   Net income attributable to Millrose Properties, Inc. Common stockholders   $   404,824     $   (246,221)   $   (209,792) Basic earnings per share of Class A and Class B Common Stock   $   2.44   $   —   $   —   Diluted earnings per share of Class A and Class B Common Stock   $   2.44   $   —   $   —   Basic weighted average common shares outstanding of Class A and Class B Common Stock       166,003,497         —         —   Diluted weighted average common shares       166,026,608         —         —

Adjusted Funds From Operations - Reconciliation 1. Reflected in interest expense in the consolidated statements of operations. See Note 8. Debt Obligations in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025 (the “Form 10-K”). See Note 2. Basis of Presentation and Significant Accounting Policies, Development Loan Receivables in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025. 2. Reflected in other expenses in the consolidated statements of operations. See Note 2. Basis of Presentation and Significant Accounting Policies, Other Income (Expenses) in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025. 3. Provision for credit losses for development loan receivables. See Note 2. Basis of Presentation and Significant Accounting Policies, Development Loan Receivables in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025. 4. RSUs granted to each member of the Board under 2024 Incentive Plan. See Note 11. Stock-Based Compensation in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025.

Adjusted Funds From Operations - Reconciliation 1. Reflected in interest expense in the consolidated statements of operations. See Note 8. Debt Obligations in the consolidated financial statements. Includes $11.9 million accelerated amortization for the DDTL Credit Agreement termination in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025 (the “Form 10-K”). 2. Reflected in other expenses in the consolidated statements of operations. See Note 2. Basis of Presentation and Significant Accounting Policies, Other Income (Expenses) in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025. 3. Provision for credit losses for development loan receivables. See Note 2. Basis of Presentation and Significant Accounting Policies, Development Loan Receivables in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025. 4. RSUs granted to each member of the Board under the 2024 Incentive Plan. See Note 12. Stock-Based Compensation in the consolidated financial statements included in Millrose’s Form 10-K for the year ended December 31, 2025.

Asset Cross-Termination Pooling 1. Number of Homesites exclude investments associated with development loans 2. Homesite inventory and development loans receivables, less deposits, deferred tax liability, interest receivable on development loans, and other holdbacks on post-spin acquired assets. 3. Calculated as total amount of invested capital within a pool.

Asset List – By State 1. Or prospective Homesites if fully entitled, as applicable 2. Excludes properties, homesites, and takedown prices for investments associated with development loans 3. Totals may not foot due to rounding.

Invested Capital Reconciliation – Full Year 2025 1. Includes (a) homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity for the year ended December 31, 2025 2. Reduction in investment balance for the year ended December 31, 2025 from (a) homesite takedowns pursuant to option agreements, net of deposit credits adjusted for non-option earning deposits, and (b) repayment of development loans 3. Includes acquisitions of homesites under option contracts, net of option earnings deposits, and development loan funding for the year ended December 31, 2025 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of September 26, 2025 5. Calculated by multiplying Invested Capital balance at end of period by weighted average yield as of 12/31/25. In millions 6. Calculated by taking weighted average life per each community weighted by investment balance 7. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.     Year Ended December 31, 2025   (in thousands)   Master Program Agreement     Other Agreements     Total   Invested Capital Reconciliation of GAAP to Non-GAAP               GAAP reported homesites under option contracts as of December 31, 2025   $   6,530,760     $   2,341,935   $   8,872,695   Add: Development loan receivables (gross)       —         330,004         330,004   Remove: Interest receivable on development loans       —         (6,696)       (6,696) Remove: Option fee receivables from homesites under option contracts       (44,511)       (16,801)       (61,312) Remove: Net deferred tax assets and deferred tax liabilities from homesite inventories       (56,824)       —         (56,824) Remove: Earnest deposits from homesites under option contracts       7,560         —         7,560   Remove: Homesites under option contracts acquired through purchase money mortgages       (33,000)       —         (33,000) Add: Development holdback liability       (100,000)       —         (100,000) Add: Builder deposit liabilities       (201,948)       (280,800)       (482,748) Total Invested Capital as of December 31, 2025   $   6,102,037     $   2,367,642     $   8,469,679   Invested Capital                         Invested Capital as of February 10, 2025 (1)   $   6,407,547     $   —     $   6,407,547   Takedown Proceeds (2)       (3,167,953)       (254,863)       (3,422,816) Land Acquisition and Development Funding (3)       2,862,443         2,622,505         5,484,948   Invested Capital as of December 31, 2025   $   6,102,037     $   2,367,642     $   8,469,679   (in millions)                         Weighted Average Yield as of December 31, 2025 (4)       8.5%       11.0%       9.2 % Implied Quarterly Income Run Rate as of December 31, 2025 (5)   $   519     $   260     $   779   Weighted Average Remaining Life as of December 31, 2025 (6)     3.3 Years       2.0 Years       3.0 Years   Weighted Average Maturity as of December 31, 2025 (7)   64 Months     $ 35 Months   $ 57 Months

Invested Capital Reconciliation – Q4 2025 1. Includes (a) homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity for the year ended December 31, 2025 2. Reduction in investment balance for the year ended December 31, 2025 from (a) homesite takedowns pursuant to option agreements, net of deposit credits adjusted for non-option earning deposits, and (b) repayment of development loans 3. Includes acquisitions of homesites under option contracts, net of option earnings deposits, and development loan funding for the year ended December 31, 2025 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of September 26, 2025 5. Calculated by multiplying Invested Capital balance at end of period by weighted average yield as of quarter end, adjusted for the number of days in the quarter. In millions 6. Calculated by taking weighted average life per each community weighted by investment balance 7. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.     Three Months Ended December 31, 2025   (in thousands)   Master Program Agreement     Other Agreements     Total   Invested Capital Reconciliation of GAAP to Non-GAAP               GAAP reported homesites under option contracts as of December 31, 2025   $   6,530,760     $   2,341,935   $   8,872,695   Add: Development loan receivables (gross)       —         330,004         330,004   Remove: Interest receivable on development loans       —         (6,696)       (6,696) Remove: Option fee receivables from homesites under option contracts       (44,511)       (16,801)       (61,312) Remove: Net deferred tax assets and deferred tax liabilities from homesite inventories       (56,824)       —         (56,824) Remove: Earnest deposits from homesites under option contracts       7,560         —         7,560   Remove: Homesites under option contracts acquired through purchase money mortgages       (33,000)       —         (33,000) Add: Development holdback liability       (100,000)       —         (100,000) Add: Builder deposit liabilities       (201,948)       (280,800)       (482,748) Total Invested Capital as of December 31, 2025   $   6,102,037     $   2,367,642     $   8,469,679   Invested Capital                         Invested Capital as of September 30, 2025 (1)   $   6,335,854     $   1,817,555     $   8,153,409   Takedown Proceeds (2)       (884,734)       (139,280)       (1,024,014) Land Acquisition and Development Funding (3)       650,917         689,367         1,340,284   Invested Capital as of December 31, 2025   $   6,102,037     $   2,367,642     $   8,469,679   (in millions)                         Weighted Average Yield as of December 31, 2025 (4)       8.5%       11.0%       9.2 % Implied Quarterly Income Run Rate as of December 31, 2025 (5)   $   131     $   65     $   196   Weighted Average Remaining Life as of December 31, 2025 (6)     3.3 Years       2.0 Years       3.0 Years   Weighted Average Maturity as of December 31, 2025 (7)   64 Months     $ 35 Months   $ 57 Months

Invested Capital Reconciliation – Q3 2025 1. Includes (a) Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity during the first and second quarters of 2025. 2. Reduction in investment balance during the third quarter of 2025 from homesite sales pursuant to option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits. 3. Includes land acquisitions during the third quarter 2025, net of option earning deposits. 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of June 26, 2025. 5. Calculated by taking Invested Capital balance at end of period multiplied by weighted average yield as of quarter end, adjusted for the number of days in the quarter. In Millions.

Invested Capital Reconciliation – Q2 2025 1. Includes (a) Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity during the first quarter 2025. 2. Reduction in investment balance from homesite sales pursuant to the option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits. 3. Includes land acquisitions during the second quarter 2025, net of option earning deposits. 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of March 27, 2025. 5. Calculated by taking invested capital balance at end of period multiplied by weighted average yield as of quarter end, adjusted for number of days in Q2.

Invested Capital Reconciliation – Q1 2025 1. Includes Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks 2. Reduction in investment balance from homesite sales pursuant to option agreements associated with the applicable category shown 3. Includes land acquisition after February 10, 2025, net of option earning deposits 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of March 31, 2025